SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 23, 2001
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            MOORE CORPORATION LIMITED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Ontario, Canada                   1-8014                  98-0154502
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(STATE OF OTHER JURISDICTION OF    (COMMISSION FILE           (IRS EMPLOYER
      INCORPORATION)                     NUMBER)             IDENTIFICATION NO.)


                               1200 Lakeside Drive
                           Bannockburn, IL 60015-1243
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (847) 607-7000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous independent accountants

                  (i) On April 23, 2001, the Board of Directors of the Registrant asked for the resignation of the independent accountants of the Registrant and accordingly PricewaterhouseCoopers LLP resigned as independent accountants on April 23, 2001. The Board took such action on the recommendation of its Audit Committee which acted on April 20, 2001.

                  (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) In connection with its audits for the two most recent fiscal years and through April 23, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                  (iv) During the two most recent fiscal years and through April 23, 2001, there have been no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

                  (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 23, 2001, is filed as Exhibit 16 to this Form 8-K.

         (b)      New independent accountants

                  (i) The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of April 23, 2001. During the two most recent fiscal years and through April 23, 2001, the Registrant has not consulted with Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Deloitte & Touche concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.









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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
Exhibit Number                                 Exhibit
         16 Letter from PricewaterhouseCoopers LLP pursuant to Item 304(a)(3) of Regulation S-K.





















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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MOORE CORPORATION LIMITED




Dated:  April 25, 2001               By:/s/ Lisa Palumbo
                                        --------------------------------------
                                        Lisa Palumbo
                                        Senior Vice President, General Counsel
                                        and Secretary

















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


                                INDEX TO EXHIBITS


Exhibit Number                                 Exhibit
         16 Letter from PricewaterhouseCoopers LLP pursuant to Item 304(a)(3) of Regulation S-K.




































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